Fees Summary	Aug. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 797,912,000
Previously Paid Amount	0
Total Fee Amount	122,160.33
Total Offset Amount	0
Net Fee	$ 122,160.33